UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2023

The Sherwin-Williams Company

(Exact Name of Registrant as Specified in Charter)

Ohio	1-04851	34-0526850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 West Prospect Avenue Cleveland, Ohio	44115
(Address of Principal Executive Offices)	(Zip Code)

(216) 566-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.33-1/3 per share	SHW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 18, 2023, the Board of Directors (the “Board”) of The Sherwin-Williams Company (“Sherwin-Williams”) increased the size of the Board from nine to ten members and elected Thomas L. Williams to fill the resulting vacancy, effective immediately. In addition, Mr. Williams was appointed to serve as a member of the Compensation and Management Development Committee of the Board. Mr. Williams, 64, currently serves as Executive Chairman of Parker-Hannifin Corporation. A copy of Sherwin Williams’ press release announcing Mr. Williams’ election is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The Board has determined that Mr. Williams is independent under the New York Stock Exchange listing standards and Sherwin-Williams’ Director Independence Standards. There was no arrangement or understanding between Mr. Williams and any other persons pursuant to which Mr. Williams was selected as a director, and there are no related party transactions involving Mr. Williams that are reportable under Item 404(a) of Regulation S-K.

On July 18, 2023, Mr. Williams received a grant of 702 restricted stock units under The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors (Amended and Restated as of April 20, 2016). The restricted stock units will vest in annual increments of one-third of the units granted over a period of three years. Mr. Williams will participate in Sherwin-Williams’ standard director compensation program for nonemployee directors, which is described on page 31 of Sherwin-Williams’ Proxy Statement for its 2023 Annual Meeting of Shareholders, filed with the Securities and Exchange Commission on March 8, 2023.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 19, 2023, the Board approved the amendment and restatement of the Regulations of Sherwin-Williams, effective as of such date (the “Amended and Restated Regulations”). Among other changes, the Amended and Restated Regulations:

•

address matters relating to Rule 14a-19 (the “Universal Proxy Rule”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including (i) requiring that any shareholder submitting a nomination notice make a representation as to whether such shareholder intends to solicit proxies in support of director nominees other than Sherwin-Williams’ nominees in accordance with the Universal Proxy Rule, and if so, agree in writing that such shareholder will comply with the requirements of the Universal Proxy Rule; (ii) providing Sherwin-Williams a remedy if a shareholder fails to satisfy the Universal Proxy Rule requirements; (iii) requiring that a shareholder inform Sherwin-Williams if such shareholder no longer plans to solicit proxies in accordance with the Universal Proxy Rule; and (iv) requiring shareholders intending to use the Universal Proxy Rule to provide reasonable evidence of the satisfaction of the requirements under the Universal Proxy Rule at least five business days before the meeting upon request by Sherwin-Williams;

•

revise and enhance the procedures and disclosure requirements set forth in the advance notice bylaw provisions for director nominations made and business proposals submitted by shareholders (other than proposals submitted pursuant to Rule 14a-8 under the Exchange Act), including (i) requiring additional information, representations, disclosures, and supplements regarding proposing shareholders, proposed nominees, proposed business, and other persons related to, and acting in concert with, a shareholder and the shareholder’s solicitation of proxies; (ii) requiring a proposing shareholder to continue holding Sherwin-Williams’ shares on the record date and at the time of the shareholder meeting, in addition to at the time of giving notice of the proposal; (iii) clarifying that shareholders are not entitled to make additional or substitute nominations or proposals after the submission deadline and may only nominate a number of candidates to the Board that does not exceed the number of directors to be elected at such meeting; (iv) requiring that if requested by the Secretary of Sherwin-Williams, the Board or any committee of the Board, proposed nominees make themselves available for interviews by the Board and any committee of the Board within five business days following the date of such request; (v) clarifying the authority of the Secretary of Sherwin-Williams, the Board, or any committee of the Board to request additional information or written verification to demonstrate the accuracy of previously-provided information with respect to proposing shareholders, proposed nominees, and proposed business; (vi) clarifying that a shareholder’s notice must include explicit cross-references (where relevant) and requiring that responses be explicitly set forth in the notice and not incorporated by reference; (vii) clarifying that a shareholder’s notice must provide all information required by the Amended and Restated Regulations; and (viii) clarifying that business may not be brought before a shareholder meeting if the notice contains untrue, incorrect, or incomplete information, or is not updated as relevant, and requiring a representation that information is true, accurate, and complete;

•

clarify that a shareholder’s notice for business to be brought before an annual meeting must be delivered to or mailed and received at the principal executive offices of Sherwin-Williams not fewer than 60 nor more than 90 calendar days prior to the anniversary date of the immediately preceding annual meeting;

•

require any shareholders directly or indirectly soliciting proxies from other shareholders to use a proxy card color other than white, with the white proxy card being reserved for exclusive use by the Board;

•

provide that the vote standard applicable to the proposal on the frequency of future advisory votes on executive compensation required by Section 14A(a)(2) of the Exchange Act (to determine whether the advisory vote on executive compensation will occur every one year, two years or three years) is a plurality of the votes cast by Sherwin-Williams’ shareholders; and

•

incorporate certain administrative and modernizing changes including to conform to the Ohio Revised Code, such as clarifying that a shareholder’s presence by the use of communications equipment counts toward establishing a quorum at a shareholder meeting.

The foregoing description of the Amended and Restated Regulations does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Regulations, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

3.1	Regulations of The Sherwin-Williams Company (As Amended and Restated July 19, 2023)

99.1	Press Release of The Sherwin-Williams Company, dated July 19, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

Date: July 20, 2023	By:	/s/ Stephen J. Perisutti
	Name:	Stephen J. Perisutti
	Title:	Vice President, Deputy General Counsel and Assistant Secretary